SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 June 8, 2004
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                Date of Report (Date of earliest event reported)


                                  NESTOR, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


          0-12965                                     13-3163744
 --------------------------             --------------------------------------
  (Commission file number)               (IRS employer identification number)


                        400 MASSASOIT AVENUE, SUITE 200
                      EAST PROVIDENCE, RHODE ISLAND 02914
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                    (Address of principal executive offices)


                                 (401) 434-5522
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              (Registrant's telephone number, including area code)





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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

          ANNOUNCEMENT OF FIRST QUARTER RESULTS, APPOINTMENT OF NEW CHIEF FINANCIAL OFFICER AND CALL-IN NUMBER TO LISTEN TO ANNUAL MEETING OF SHAREHOLDERS.
          ----------------------------------------------------------------------

     On June 8, 2004, Nestor, Inc. (the "Company") issued a press release announcing results for the first quarter of 2004, the appointment of Claire M. Iacobucci as Chief Financial Officer and that shareholders and the general public will be able to dial in and listen to the annual meeting of shareholders.

     The Company will be holding its annual shareholder's meeting at the Squantum Association in East Providence, RI on June 24th at 10:00 a.m. At the meeting, CEO William B. Danzell will recap the Company's first quarter results, address current Company objectives, and discuss industry trends and expectations for the remainder of fiscal 2004. Those who are unable to attend in person may listen to the meeting, including Mr. Danzell's presentation, by calling 1-800-510-6979 and using conference ID # 9838221. Note that calling in is for informational purposes only and does not constitute attendance at the meeting. The conference call is open to the general public; one need not be shareholder to listen to the meeting.

     A copy of the press release relating to the items described above is attached as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c) Exhibits:

              The following exhibits are filed as part of this report:

              Exhibit Number                    Description
              --------------                    -----------


                  99.1                          Press Release dated June 8, 2004






                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NESTOR, INC.
                                       (Registrant)



                                       By: /s/ Claire M. Iacobucci
                                          --------------------------------------
                                          Claire M. Iacobucci
                                          Treasurer and Chief Financial Officer


Dated:     June 8, 2004

                                  EXHIBIT INDEX
                                  -------------


       Exhibit Number                 Description
       --------------                 -----------

            99.1                      Press Release dated June 8, 2004.